Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	June 30, 2006
This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2006

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
June 30, 2006
Share and per share amounts have been retroactively adjusted to reflect the two-for-one stock split effective March 31, 2006.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	June 30	Dec. 31
	2006	2005
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,459	$1,899
Fixed Maturities
Tax Exempt	16,516	15,955
Taxable	14,555	14,568
Equity Securities	2,578	2,212

Total Invested Assets	$35,108	$34,634

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$8	$11

Capitalization
Long Term Debt	$2,462	$2,467
Shareholders’ Equity	12,639	12,407

Total Capitalization	$15,101	$14,874

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	16.3%	16.6%

Actual Common Shares Outstanding	410.8	418.1

Book Value Per Common Share	$30.77	$29.67

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$31.41	$29.12

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2006	2006	to June 30, 2006
	(dollars in millions, except per share amounts)
Cost of Shares Repurchased	$290	$539	$674

Average Cost Per Share	$50.22	$49.04	$48.91

Shares Repurchased	5,772,800	10,998,362	13,786,162
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of June 30, 2006, 14,213,838 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2006	2005	2006	2005	2006	2005
			(in millions)
Short Term Investments	$626	$929	$626	$929	$626	$929

Taxable Fixed Maturities	1,350	1,355	1,307	1,338	1,307	1,338

Equity Securities	5	5	8	8	8	8

TOTAL	$1,981	$2,289	$1,941	$2,275	$1,941	$2,275

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2006	2005	2006	2005	2006	2005
			(in millions)
Short Term Investments	$833	$970	$833	$970	$833	$970

Fixed Maturities

Tax Exempt	16,532	15,654	16,524	15,966	16,516	15,955

Taxable	13,502	13,160	13,248	13,230	13,248	13,230

Common Stocks	2,377	2,031	2,516	2,149	2,516	2,149

Preferred Stocks	52	52	54	55	54	55

TOTAL	$33,296	$31,867	$33,175	$32,370	$33,167	$32,359

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED JUNE 30
	SECOND QUARTER		SIX MONTHS
	2006	2005	2006	2005
		(in millions)
CORPORATE INVESTMENT INCOME	$16	$11	$31	$19

PROPERTY AND CASUALTY INVESTMENT INCOME

Dividends	$14	$9	$22	$21
Taxable Interest	112	102	225	198
Tax Exempt Interest	169	154	333	303
Investment Expenses	(7)	(4)	(13)	(9)

TOTAL	$288	$261	$567	$513

Effective Tax Rate	19.6%	19.6%	19.7%	19.6%

After Tax Annualized Yield	3.48%	3.47%	3.47%	3.45%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2006	2005	2005
		(in millions)
Estimated Statutory Policyholders’ Surplus	$10,000	$8,910	$8,600

Rolling Year Statutory Net Premiums Written	12,096	12,244	12,214

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.21:1	1.37:1	1.42:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2006

					All other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/06	12/31/05	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance

Automobile	$423	$418	$5	$4	$1
Homeowners	644	697	(53)	(4)	(49)
Other	596	580	16	43	(27)

Total Personal	1,663	1,695	(32)	43	(75)

Commercial Insurance

Multiple Peril	1,635	1,596	39	23	16
Casualty	5,056	4,837	219	171	48
Workers’ Compensation	1,637	1,551	86	66	20
Property and Marine	711	755	(44)	(17)	(27)

Total Commercial	9,039	8,739	300	243	57

Specialty Insurance

Professional Liability	7,210	6,777	433	364	69
Surety	61	46	15	3	12

Total Specialty	7,271	6,823	448	367	81

Total Insurance	17,973	17,257	716	653	63

Reinsurance Assumed	1,461	1,456	5	(44)	49

Total	$19,434	$18,713	$721	$609	$112

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$337	$317	$1,097	$1,020	$292	$290	$1,726	$1,627
Increase (Decrease) in Unearned Premiums	7	4	24	17	14	12	45	33

Net Premiums Earned	330	313	1,073	1,003	278	278	1,681	1,594

Net Losses Paid	192	186	502	478	154	142	848	806
Increase (Decrease) in Outstanding Losses	5	29	(53)	(17)	16	25	(32)	37

Net Losses Incurred	197	215	449	461	170	167	816	843

Expenses Incurred	95	84	343	316	89	84	527	484

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$38	$14	$281	$226	$19	$27	$338	$267

Ratios After Dividends to Policyholders:

Loss	59.7%	68.8%	41.8%	45.9%	61.1%	60.0%	48.6%	52.9%
Expense	28.2	26.5	31.3	31.0	30.5	29.1	30.5	29.8

Combined	87.9%	95.3%	73.1%	76.9%	91.6%	89.1%	79.1%	82.7%

Premiums Written as a % of Total	5.6%	5.1%	18.3%	16.5%	4.9%	4.7%	28.8%	26.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$645	$641	$895	$910	$472	$496	$607	$586	$2,619	$2,633
Increase (Decrease) in Unearned Premiums	(4)	(18)	28	51	21	42	40	33	85	108

Net Premiums Earned	649	659	867	859	451	454	567	553	2,534	2,525

Net Losses Paid	237	288	361	391	174	172	275	240	1,047	1,091
Increase (Decrease) in Outstanding Losses	39	41	219	223	86	108	(44)	(36)	300	336

Net Losses Incurred	276	329	580	614	260	280	231	204	1,347	1,427

Expenses Incurred	212	211	237	235	100	105	197	199	746	750

Dividends Incurred	—	—	—	—	14	11	—	—	14	11

Statutory Underwriting Income (Loss)	$161	$119	$50	$10	$77	$58	$139	$150	$427	$337

Ratios After Dividends to Policyholders:

Loss	42.5%	50.0%	66.9%	71.4%	59.5%	63.3%	40.7%	36.8%	53.5%	56.8%
Expense	32.9	32.8	26.5	25.9	21.8	21.6	32.5	34.0	28.6	28.5

Combined	75.4%	82.8%	93.4%	97.3%	81.3%	84.9%	73.2%	70.8%	82.1%	85.3%

Premiums Written as a % of Total	10.7%	10.4%	14.9%	14.8%	7.9%	8.0%	10.1%	9.5%	43.6%	42.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$1,271	$1,337	$148	$105	$1,419	$1,442
Increase (Decrease) in Unearned Premiums	(87)	(20)	15	13	(72)	(7)

Net Premiums Earned	1,358	1,357	133	92	1,491	1,449

Net Losses Paid	513	760	7	48	520	808
Increase (Decrease) in Outstanding Losses	433	300	15	9	448	309

Net Losses Incurred	946	1,060	22	57	968	1,117

Expenses Incurred	306	313	46	40	352	353

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$106	$(16)	$64	$(6)	$170	$(22)

Ratios After Dividends to Policyholders:

Loss	69.6%	78.1%	16.7%	62.6%	65.0%	77.1%
Expense	24.1	23.4	31.3	38.7	24.8	24.5

Combined	93.7%	101.5%	48.0%	101.3%	89.8%	101.6%

Premiums Written as a % of Total	21.2%	21.7%	2.5%	1.7%	23.6%	23.4%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$5,764	$5,702	$242	$467	$6,006	$6,169
Increase (Decrease) in Unearned Premiums	58	134	(41)	(19)	17	115

Net Premiums Earned	5,706	5,568	283	486	5,989	6,054

Net Losses Paid	2,415	2,705	161	163	2,576	2,868
Increase (Decrease) in Outstanding Losses	716	682	5	104	721	786

Net Losses Incurred	3,131	3,387	166	267	3,297	3,654

Expenses Incurred	1,625	1,587	101	161	1,726	1,748

Dividends Incurred	15	12	—	—	15	12

Statutory Underwriting Income (Loss)	$935	$582	$16	$58	$951	$640

Increase in Deferred Acquisition Costs					29	9

GAAP Underwriting Income					$980	$649

Ratios After Dividends to Policyholders:

Loss	55.0%	60.9%	58.7%	55.0%	55.2%	60.5%
Expense	28.3	27.9	41.7	34.6	28.8	28.4

Combined	83.3%	88.8%	100.4%	89.6%	84.0%	88.9%

Premiums Written as a % of Total	96.0%	92.4%	4.0%	7.6%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$4,758	$4,939	$1,248	$1,230	$6,006	$6,169
Increase (Decrease) in Unearned Premiums	(59)	25	76	90	17	115

Net Premiums Earned	4,817	4,914	1,172	1,140	5,989	6,054

Net Losses Paid	2,218	2,369	358	499	2,576	2,868
Increase (Decrease) in Outstanding Losses	447	656	274	130	721	786

Net Losses Incurred	2,665	3,025	632	629	3,297	3,654

Expenses Incurred	1,304	1,347	422	401	1,726	1,748

Dividends Incurred	15	12	—	—	15	12

Statutory Underwriting Income (Loss)	$833	$530	$118	$110	951	640

Increase in Deferred Acquisition Costs					29	9

GAAP Underwriting Income					$980	$649

Ratios After Dividends to Policyholders:

Loss	55.5%	61.7%	53.9%	55.2%	55.2%	60.5%
Expense	27.5	27.4	33.8	32.6	28.8	28.4

Combined	83.0%	89.1%	87.7%	87.8%	84.0%	88.9%

Premiums Written as a % of Total	79.2%	80.1%	20.8%	19.9%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$182	$171	$609	$568	$143	$132	$934	$871
Increase (Decrease) in Unearned Premiums	16	15	70	62	4	(7)	90	70

Net Premiums Earned	166	156	539	506	139	139	844	801

Net Losses Paid	94	92	266	226	67	89	427	407
Increase (Decrease) in Outstanding Losses	2	17	(40)	(4)	18	(4)	(20)	9

Net Losses Incurred	96	109	226	222	85	85	407	416

Expenses Incurred	51	43	187	169	45	40	283	252

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$19	$4	$126	$115	$9	$14	$154	$133

Ratios After Dividends to Policyholders:

Loss	57.9%	70.0%	41.9%	43.9%	61.1%	61.4%	48.2%	52.0%
Expense	28.0	25.2	30.7	29.8	31.5	30.2	30.3	29.0

Combined	85.9%	95.2%	72.6%	73.7%	92.6%	91.6%	78.5%	81.0%

Premiums Written as a % of Total	5.9%	5.5%	19.8%	18.2%	4.6%	4.3%	30.3%	28.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$319	$305	$455	$458	$216	$218	$304	$287	$1,294	$1,268
Increase (Decrease) in Unearned Premiums	(3)	(23)	23	25	(5)	(7)	24	5	39	—

Net Premiums Earned	322	328	432	433	221	225	280	282	1,255	1,268

Net Losses Paid	108	131	170	241	92	92	125	134	495	598
Increase (Decrease) in Outstanding Losses	42	34	120	88	37	41	13	(23)	212	140

Net Losses Incurred	150	165	290	329	129	133	138	111	707	738

Expenses Incurred	108	101	115	114	51	50	96	92	370	357

Dividends Incurred	—	—	—	—	7	5	—	—	7	5

Statutory Underwriting Income (Loss)	$64	$62	$27	$(10)	$34	$37	$46	$79	$171	$168

Ratios After Dividends to Policyholders:

Loss	46.6%	50.4%	67.1%	76.0%	60.3%	60.7%	49.3%	39.2%	56.7%	58.5%
Expense	33.8	32.9	25.3	24.9	24.4	23.4	31.6	32.1	28.7	28.2

Combined	80.4%	83.3%	92.4%	100.9%	84.7%	84.1%	80.9%	71.3%	85.4%	86.7%

Premiums Written as a % of Total	10.3%	9.8%	14.8%	14.7%	7.0%	7.0%	9.9%	9.2%	42.0%	40.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$656	$691	$83	$52	$739	$743
Increase (Decrease) in Unearned Premiums	(17)	12	14	4	(3)	16

Net Premiums Earned	673	679	69	48	742	727

Net Losses Paid	277	435	8	30	285	465
Increase (Decrease) in Outstanding Losses	189	100	12	(23)	201	77

Net Losses Incurred	466	535	20	7	486	542

Expenses Incurred	149	157	24	20	173	177

Dividends Incurred	—	—	1	—	1	—

Statutory Underwriting Income (Loss)	$58	$(13)	$24	$21	$82	$8

Ratios After Dividends to Policyholders:

Loss	69.3%	78.8%	29.4%	13.9%	65.6%	74.5%
Expense	22.7	22.6	29.3	40.3	23.4	23.8

Combined	92.0%	101.4%	58.7%	54.2%	89.0%	98.3%

Premiums Written as a % of Total	21.3%	22.2%	2.7%	1.7%	24.0%	23.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,967	$2,882	$114	$231	$3,081	$3,113
Increase (Decrease) in Unearned Premiums	126	86	(15)	8	111	94

Net Premiums Earned	2,841	2,796	129	223	2,970	3,019

Net Losses Paid	1,207	1,470	69	73	1,276	1,543
Increase (Decrease) in Outstanding Losses	393	226	10	50	403	276

Net Losses Incurred	1,600	1,696	79	123	1,679	1,819

Expenses Incurred	826	786	50	83	876	869

Dividends Incurred	8	5	—	—	8	5

Statutory Underwriting Income (Loss)	$407	$309	$—	$17	$407	$326

Increase in Deferred Acquisition Costs					37	4

GAAP Underwriting Income					$444	$330

Ratios After Dividends to Policyholders:

Loss	56.5%	60.8%	61.2%	55.0%	56.7%	60.3%
Expense	27.9	27.3	43.9	36.3	28.5	28.0

Combined	84.4%	88.1%	105.1%	91.3%	85.2%	88.3%

Premiums Written as a % of Total	96.3%	92.6%	3.7%	7.4%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,490	$2,550	$591	$563	$3,081	$3,113
Increase (Decrease) in Unearned Premiums	117	102	(6)	(8)	111	94

Net Premiums Earned	2,373	2,448	597	571	2,970	3,019

Net Losses Paid	1,125	1,199	151	344	1,276	1,543
Increase (Decrease) in Outstanding Losses	210	301	193	(25)	403	276

Net Losses Incurred	1,335	1,500	344	319	1,679	1,819

Expenses Incurred	683	691	193	178	876	869

Dividends Incurred	8	5	—	—	8	5

Statutory Underwriting Income (Loss)	$347	$252	$60	$74	407	326

Increase in Deferred Acquisition Costs					37	4

GAAP Underwriting Income					$444	$330

Ratios After Dividends to Policyholders:

Loss	56.4%	61.4%	57.6%	55.9%	56.7%	60.3%
Expense	27.5	27.2	32.7	31.6	28.5	28.0

Combined	83.9%	88.6%	90.3%	87.5%	85.2%	88.3%

Premiums Written as a % of Total	80.8%	81.9%	19.2%	18.1%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.